Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This SECOND Amendment to registration rights agreement (this “Amendment”) is made as of September 6, 2023, between Battalion Oil Corporation (formerly known as Halcón Resources Corporation), a Delaware corporation (the “Company”), and each of the parties identified on the signatures pages hereto.

RECITALS

WHEREAS, the Company and the Investors previously entered into that certain Registration Rights Agreement, dated as of October 8, 2019, as amended by that certain First Amendment to the Registration Rights Agreement, dated as of March 28, 2023, by and between the parties hereto (as may be further amended from time to time, the “Agreement”);

WHEREAS, the Parties to the Agreement desire to further amend the Agreement as set forth in this Amendment;

WHEREAS, pursuant to Section 10 of the Agreement, any provision of the Agreement may be amended only by a written instrument signed by the Company and the Required Holders;

WHEREAS, the parties identified on the signature pages hereto represent the Required Holders; and

WHEREAS, capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereby agree as follows:

1.	The definition of “Registrable Securities” in Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Registrable Securities” means (i) any shares of Common Stock, whether now owned or hereafter acquired by the Investors (including shares of Common Stock issued pursuant to the Plan), (ii) the shares of Common Stock issued or issuable upon conversion or redemption of the Series A Preferred Stock now owned or hereafter acquired by the Investors in accordance with the terms of the Certificate of Designations, (iii) the shares of Common Stock issued or issuable upon conversion or redemption of the Series A-1 Preferred Stock now owned or hereafter acquired by the Investors in accordance with the terms of the Series A-1 Certificate of Designations, and (iv) any shares of capital stock of the Company issued or issuable with respect to the Common Stock described in clause (i), (ii) and (iii), as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, that any Registrable Securities beneficially owned by an Investor shall cease to be Registrable Securities to the extent such securities may be sold pursuant to Rule 144 (or any similar provisions in force) without volume or manner of sale limitations.

2.	Section 1 of the Agreement is hereby amended to add the following definitions:

“Series A-1 Certificate of Designations” means the certificate of designations setting forth the terms of the Series A-1 Preferred Stock.

“Series A-1 Preferred Stock” means the Series A-1 Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, and having the rights and obligations specified in the Certificate of Designations, effective as of September 6, 2023.

3.	Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with the provisions thereof.
4.	After giving effect to this Amendment, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereof,” “hereunder,” “herein,” “hereby” or words of like import referring to the Agreement shall refer to the Agreement, as amended by this Amendment.
5.	Section 11 of the Agreement shall apply to this Amendment, mutatis mutandis.
6.	This Amendment may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed an original and each of which shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties to this Amendment have executed this Amendment as of the date first written above.

COMPANY:

BATTALION OIL CORPORATION

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

INVESTORS:

LUMINUS ENERGY PARTNERS MASTER FUND, LTD.

By:	/s/ Jonathan Barrett
Name:	Jonathan Barrett
Title:	President Luminus Management

OAKTREE OPPORTUNITIES FUND X HOLDINGS (DELAWARE), L.P. By: Oaktree Fund GP, LLC, its General Partner By: Oaktree Fund GP I, L.P., its Managing Member

By:	/s/ Allen Li
Name:	Allen Li
Title:	Authorized Signatory

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OAKTREE OPPS XB Holdco LTD. By: Oaktree Capital Management, L.P., its Director

By:	/s/ Allen Li
Name:	Allen Li
Title:	Managing Director

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Managing Director

Signature Page to

Second Amendment to Registration Rights Agreement

OAKTREE OPPORTUNITIES FUND XB HOLDINGS (DELAWARE), L.P. By: Oaktree Fund GP, LLC, its General Partner By: Oaktree Fund GP I, L.P., its Managing Member

By:	/s/ Allen Li
Name:	Allen Li
Title:	Authorized Signatory

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

By: Oaktree Value Opportunities Fund GP, L.P., its General Partner

By: Oaktree Value Opportunities Fund GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Director

By:	/s/ Allen Li
Name:	Allen Li
Title:	Authorized Signatory

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

GEN IV INVESTMENT OPPORTUNITIES, LLC

By:	/s/ Jeff Wade
Name:	Jeff Wade
Title:	Chief Compliance Officer

Signature Page to

Second Amendment to Registration Rights Agreement